                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K
                                     REPORT

                          Commission File No. 000-28749

                              FREESTAR TECHNOLOGIES
                                Formerly known as
                               FREEDOM SURF, INC.

                 (Name of Small Business Issuer in Its Charter)

             Nevada                                         88-0446457
  (State or Other Jurisdiction of                           (IRS Employer
  Incorporation or Organization)                        Identification Number)

16130 Ventura Blvd., Suite 600
Encino, CA                                                         91436
(Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 907-3353
                           (Issuer's Telephone Number)

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)

FORWARD LOOKING STATEMENTS

Freestar Technologies, formerly known as Freedom Surf, Inc., ("Freestar," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

   Item 1.  Changes in Control of Registrant

None to report

   Item 2.  Acquisition or Disposition of Assets

C. Cortland Hooper, former President of the Company entered into an agreement with Southern California Logo, Inc. to return all assets which had formerly belonged to that company to its former owners, Rick and Judy Songer. This action was ratified by the former Board of Directors on June 28, 2001. Under the terms of the Agreement, Freestar acknowledged that it was in default on the payment to Rick & Judy Songer on a promissory note dated May 12, 2000. The Company agreed to allow Rick Songer to retain the 650,000 shares of Common stock which he had received as consideration for his work with the Company and the Board of Directors and his former agreement to extend payment on the original terms of the promissory note. The Company also agreed to allow Judy Songer to retain 250,000 shares of stock in consideration of the extension of payments under the terms of the promissory note. The Agreement further states that the Common stock thus issued may not be reversed for a period of at least 3 years. Finally, the Agreement states that the Songer's shall retain the $500,000 paid to Southern California Logo on August 22, 2000 as liquidated damages for the failure to pay the promissory note on a timely basis.

   Item 3.  Bankruptcy or receivership

None to report

   Item 4.  Changes in Registrant's Certifying Accountant

None to report

   Item 5.  Other Events

On July 23, 2001, the Company entered into a Binding Letter of Intent under the terms of which ePaylatina, S.A. will make a bulk transfer of all it's existing and to be developed assets into Freestar, in exchange for 1,000,000 shares of Convertible Preferred stock in Freestar, said shares to be issued pursuant to
Section 4(2) of the Securities Act of 1934, as amended [the Act], to be disbursed to the present shareholders of ePaylatina in proportion to their respective interests in said corporation. These Preferred shares shall convert into 12,000,000 shares of Common stock, one third of the number of shares convertible over a period of three years commencing 12 months after the consummation of the transaction. The Preferred stock shall be voting and each share shall receive 12 votes on any issue brought before the shareholders. Additionally, a total of 12,000,000 shares shall be issued to various consultants who have arranged this transaction and will have worked on the transaction to see it through to completion. 4,000,000 of these shares shall be registered on a Form S-8 and the balance of these shares likewise, shall be issued under Section 4(2) of the Act. 2,000,000 of the above referenced S-8 shares shall be locked up and released to the owners on a schedule based upon meeting certain goals.

  Item 6.  Resignation of Registrant's Directors

The following directors of the Company have resigned effective on June 28, 2001:

Charles Cortland "Cort" Hooper
James L. Flippen
Arthur F. Wigand

Additionally, on the same date, the above referenced persons resigned as officers of the corporation.

Initially, Dennis H. Johnston was appointed as sole director on June 28, 2001 and thereafter acting in the capacity as sole director and Interim Chief Executive Officer, entered into a Binding Letter of Intent to purchase the assets of ePaylatina, S.A., following the execution of which, Mr. Johnston appointed the following additional directors to act as duly appointed directors of the corporation until the next annual meeting of shareholders:

Paul Egan
Ciaran Egan

The following is the name, ages and biographical information on the newly appointed Directors and officers of the corporation:

Dennis H. Johnston, Age 48, Interim Chief Executive Officer, Secretary
                            & Director

Mr. Johnston is an attorney licensed to practice in the State of California and has been acting for the last 20 years as an attorney specializing in the representation of corporations and financial institutions. He has assisted in organizing and financing numerous private and publicly traded companies and has handled mergers and acquisitions with a total value of in excess of $3 billion. Mr. Johnston received degrees in business and economics from the University of California at Los Angeles and a law degree from Loyola University in Los Angeles where he was the editor of the law review. He is a former partner of the law firm of Manatt, Phelps, Rothenberg & Tunney and was also with Wyman, Bautzer, Kuchel and Silbert at one time.

Paul Egan, Age 38, Chief Executive Officer, Director and Chairman of
                   The Board of Directors

Mr. Egan is currently the President and Chief Executive Officer of ePayLatina S.A., a company which has developed it own secure electronic payment device. Mr. Egan was born in Dublin, Ireland in 1963, is a graduate from Terenure College Dublin in 1981, studied Construction Management in Birmingham, England, worked for Trafalgar House Construction Division, on Major Projects in London EC2 Banking Districts. In 1992, he was recruited by the South African Firm ENGEN to oversee the New Project Division after their acquisition of Mobil Oil South Africa and to implement the new company's construction projects and corporate identity. In 1997, Mr. Egan moved to Santo Domingo in the Dominican Republic where he became Vice-President of Inter-Leisure, S. A. In 2000 he founded ePayLatina.

Ciaran Egan, Age 37, Chief Financial Officer and Director

Mr. Egan is Chief Financial Officer of ePayLatina S.A., is the brother of Paul Egan, also born in Dublin, Ireland in 1964. He graduated from Terenure College Dublin in 1982 from the College of Commerce Rathmines Dublin from 1982 to 1986, took up a position as sales manager of Sellrange Ltd (Ireland) in 1986, was promoted to National Sales Director in 1988 increasing sales from $8 million to $15 million pounds sterling and became managing director in 1990. He was recruited by Medipro International Recruitment based in Johannesburg, South Africa in 1994 as Managing Director, with the central focus on establishing new markets in the Middle East, United Kingdom and Ireland. He was successful in obtaining and completing contracts with the Ministry of Defense and Aviation in Saudi Arabia and the United Arab Emirates. He was also responsible for successfully implementing contracts with the National Health Services in the United Kingdom and several private institutions in Ireland. He relocated to the Dominican Republic in 2000 to become Senior Vice President of ePayLatina S.A.

   Item 7.  Financial Statements and Exhibits

Exhibit 10.1: Agreement between Southern California Logo, Inc. & Freestar
              Dated April 30, 2001

Exhibit 10.2: Binding Letter of Intent between ePaylatina, S.A. and Freestar
              Dated July 23, 2001

   Item 8.  Change in Fiscal Year

None to report

   Item 9.  Change in Security Rating

None to report

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Freestar Technologies
                                  (Registrant)

Dated: July 24, 2001

/S/ Dennis H. Johnston
-----------------------------------
Dennis H. Johnston
Interim Chief Executive Officer

                                        5